                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            MITCHAM INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                            MITCHAM INDUSTRIES, INC.
                              POST OFFICE BOX 1175
                             44000 HIGHWAY 75 SOUTH
                            HUNTSVILLE, TEXAS 77342

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 1997

To our Shareholders:

         The Annual Meeting of the Shareholders (the "Annual Meeting") of Mitcham Industries, Inc., a Texas corporation (the "Company"), will be held at 10:00 a.m. on June 11, 1997, at the Houston Marriott North, 255 North Sam Houston Parkway East, Houston, Texas, for the purpose of considering and voting on the following matters:

                 1. The election of seven directors to serve until the next Annual Meeting and until their successors are elected and qualify.

                 2. The approval of the selection of Hein + Associates LLP as the Company's independent public accountants for the fiscal year ended January 31, 1998.

                 3. Such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has established the close of business on April 30, 1997, as the record date for determining the shareholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof.

         Shareholders are cordially invited to attend the Annual Meeting in person. Those who will not attend and who wish their stock voted are requested to sign, date and mail promptly the enclosed proxy, for which a return envelope is provided.

                                         By Order of the Board of Directors,


                                         Roberto Rios
                                         Secretary

Huntsville, Texas
May 12, 1997

         TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING.

                        ----------------------------
                          MITCHAM INDUSTRIES, INC.
                            POST OFFICE BOX 1175
                           44000 HIGHWAY 75 SOUTH
                           HUNTSVILLE, TEXAS 77342

                        ----------------------------

                               PROXY STATEMENT
                                     FOR
                       ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 11, 1997

                        ----------------------------

                           SOLICITATION OF PROXIES


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.01 per share (the "Common Stock"), at the close of business on April 30, 1997, for use at the Annual Meeting to be held at 10:00 a.m., Houston, Texas time, on June 11, 1997, and any adjournments thereof. This Proxy Statement, the attached proxy and the Company's Annual Report for the fiscal year ended January 31, 1997 are being mailed together on or about May 12, 1997 to shareholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is Post Office Box 1175, 44000 Highway 75 South, Huntsville, Texas 77342.

         Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received pursuant to this solicitation will be voted in favor of:

         1.      the election of the seven nominees for director;

         2. the ratification of the indicated independent public accountants; and

         3. as recommended by the Board of Directors with regard to any other matters or if no recommendation is given, in their own discretion.

         A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

         All costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting will be borne by the Company. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails. However, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

                              VOTING OF SECURITIES

         At the close of business on April 30, 1997, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 7,358,260 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

         The Company's Bylaws provide that the presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Assuming such a majority is present, the election of directors will require the affirmative vote of a plurality of the votes cast. Abstentions from the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total number of shares voted for or against any nominee. The ratification of the selection of the independent public accountants will require the affirmative vote of a majority of the shares entitled to vote and represented in person or by proxy. Abstentions from the proposals to approve the selection of independent public accountants are counted only for purposes of determining whether a quorum is present at the Annual Meeting and will be excluded entirely from the total number of shares voted. Broker "non-votes" are not considered present and are included neither in determining the presence of a quorum or in the total number of shares voted for or against any proposal and will have no effect on the outcome of the voting. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal.

             PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
                                 OF MANAGEMENT

         PRINCIPAL HOLDERS OF SECURITIES. The following table sets forth the beneficial ownership of Common Stock as of April 30, 1997 with respect to each person known by the Company to own beneficially more than 5% of the Company's shares of outstanding Common Stock.

         NAMES AND ADDRESSES                              AMOUNT OF NATURE OF
         OF BENEFICIAL OWNERS                             BENEFICIAL OWNERSHIP               PERCENT OF CLASS
         --------------------                             --------------------               ----------------
         Billy F. Mitcham, Jr. . . . . . . . . . . . .          923,062(1)                         12.2%
         P. O. Box 1175
         Huntsville, Texas 77342

         FMR Corp. . . . . . . . . . . . . . . . . . .          446,500(2)                          6.1%
         82 Devonshire Street
         Boston, Massachusetts 02109

         Wellington Management Company, LLP
         75 State Street
         Boston, Massachusetts 02109 . . . . . . . . .          385,000(3)                          5.2%

----------------------

         (1) Includes an aggregate of 359,490 shares of Common Stock owned by Billy F. Mitcham, Sr. (195,040 shares); Paul C. Mitcham (89,930 shares); and two trusts established for the benefit of Mr. Mitcham, Jr.'s sons (the "Mitcham Childrens' Trusts") (74,520 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options to purchase an aggregate of 218,692 shares of Common Stock, as follows:
                 Billy F. Mitcham, Jr. (125,000 shares), Billy F. Mitcham, Sr. (45,750 shares), Paul C. Mitcham (30,500 shares), and the two trusts (17,442 shares).

         (2) As of December 31, 1996, based solely upon information contained in a Schedule 13G, dated February 14, 1997, filed by FMR Corp. with the Securities and Exchange Commission ("SEC")

         (4) As of December 31, 1996, based solely upon information contained in a Schedule 13G, dated February 12, 1997, filed by Wellington Management Company, LLP with the SEC.

         SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth the beneficial ownership of Common Stock as of April 30, 1997, with respect to: (i) the executive officer named in the Summary Compensation Table set forth below under the heading "Executive Compensation" (the "Named Executive"); (ii) each director and nominee; and (iii) all directors and executive officers as a group.

         NAMES AND ADDRESSES                           AMOUNT OF NATURE OF
         OF BENEFICIAL OWNERS(1)                     BENEFICIAL OWNERSHIP(2)         PERCENT OF CLASS
         -----------------------                     -----------------------         ----------------
         Billy F. Mitcham, Jr. . . . . . . . . . . .      923,062(3)                       12.2%
         Paul C. Mitcham . . . . . . . . . . . . . .      120,430(4)                        1.6%
         Roberto Rios. . . . . . . . . . . . . . . .       35,772(5)                        *
         William J. Sheppard . . . . . . . . . . . .       33,772(5)                        *
         Gordon M. Greve . . . . . . . . . . . . . .        3,000(6)                        *
         Randal Dean Lewis . . . . . . . . . . . . .        3,000(6)                        *
         John F. Schwalbe. . . . . . . . . . . . . .        3,000(6)                        *

         All directors and executive officers
         as a group (7 persons). . . . . . . . . . .    1,001,606(7)                       13.1%

---------------------
         *       Less than 1%

         (1) The business address of each shareholder is the same as that of the Company's principal executive offices.

         (2) Except as otherwise indicated below, all shares are owned directly and the owner has sole voting and dispositive authority with respect to such shares.

         (3) Includes an aggregate of 359,490 shares of Common Stock owned by Billy F. Mitcham, Sr. (195,040 shares); Paul C. Mitcham (89,930 shares); and the Mitcham Childrens' Trusts (74,520 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options to purchase an aggregate of 218,692 shares of Common Stock, as follows: Billy F. Mitcham, Jr. (125,000 shares), Billy F. Mitcham, Sr. (47,750 shares), Paul C. Mitcham (30,500 shares), and the two trusts (17,442 shares).

         (4) Includes shares underlying a currently exercisable option to purchase 30,500 shares of Common Stock.

         (5) Includes shares underlying a currently exercisable option to purchase 21,000 shares of Common Stock and a currently exercisable warrant to purchase 2,422 shares of Common Stock.

         (6) Represents shares underlying a currently exercisable option to purchase the indicated number of shares of Common Stock.

         (7) Includes shares underlying currently exercisable options and warrants to purchase an aggregate of 274,536 shares of Common Stock, as follows: the 218,692 shares referred to in footnote
                 (3) above, 3,000 shares of Common Stock for each of Messrs. Greve, Lewis and Schwalbe and an additional 23,422 shares for each of Messrs. Rios and Sheppard.

                             ELECTION OF DIRECTORS

         Seven directors will be elected at the Annual Meeting. Shares or proxies may not be voted for more than seven nominees for directors. Each director so elected will hold office until the next Annual Meeting and until his successor is elected and qualified. All director nominees are currently directors of the Company.

         The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy "FOR" the persons named below in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees. If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW.

         NOMINEES FOR DIRECTOR. Set forth below is certain information as of April 30, 1997, with respect to each nominee of the Board of Directors, including the business experience of each during at least the past five years and the age of each on April 30, 1997. The nominees have consented to be named in this Proxy Statement and to serve as directors if elected.

                                  PRINCIPAL                                                        DIRECTOR
       NAME                       OCCUPATION                                                AGE     SINCE
---------------------------------------------------------------------------------------------------------------
       Billy F. Mitcham, Jr.      Chairman of the Board, President and Chief Executive       49     1987
                                  Officer.  Mr. Mitcham has more than 20 years of
                                  experience in the geophysical industry.  From 1979 to
                                  1987, he served in various management capacities with
                                  Mitcham Associates, an unrelated equipment leasing
                                  company.  From 1975 to 1979, Mr. Mitcham served in
                                  various capacities with Halliburton Services,
                                  primarily in oilfield services.

       Paul C. Mitcham            Vice President-Operations and a director of the            32     1994
                                  Company.  He is the brother of Billy F. Mitcham, Jr.
                                  Mr. Mitcham has been employed by the Company in
                                  various management positions since 1989.  Prior to
                                  1989, he worked in various field positions in the
                                  geophysical industry.

                                  PRINCIPAL                                                         DIRECTOR
       NAME                       OCCUPATION                                               AGE      SINCE
---------------------------------------------------------------------------------------------------------------
       Roberto Rios               Vice President - Finance, Secretary and Treasurer and   39       September
                                  a director of the company.  From 1990 until joining                 1994
                                  the Company in September 1994, Mr. Rios held several
                                  senior-level positions, including Vice-President and
                                  General Manager, with ADVO, Incorporated, a publicly-
                                  traded nationwide direct mail distribution company.
                                  From 1980 to 1989, he held several senior-level
                                  financial positions, including Controller, of The
                                  Shoppers' Guide, a company that produces a direct
                                  mail advertising guide and that is a subsidiary of
                                  Harte-Hanks Communications, Inc., a multimedia
                                  company.  Mr. Rios is a Certified Public Accountant
                                  and a member of the American Institute of Certified
                                  Public Accountants.

       William J. Sheppard        Vice President-International Operations and a            49       October
                                  director of the Company.  Mr. Sheppard has more than              1994
                                  25 years of experience in the geophysical industry.
                                  From 1987 until October 1994, Mr. Sheppard was the
                                  President of Alberta Supply Company, a Canadian
                                  seismic equipment sales and services company.

       Gordon M. Greve            Mr. Greve held various management positions with         62       November
                                  Amoco Corporation from July 1977 through September                1994
                                  1994 and has more than 30 years of experience in the
                                  geophysical industry.  He served as the Acting Vice-
                                  President of Exploration Technology and Services from
                                  February through September 1994.  From February 1991
                                  through February 1994, he was manager of exploration.
                                  From July 1986 to February 1991, he was a manager in
                                  geophysics.  Mr. Greve served as the President of the
                                  Society of Exploration Geophysicists for the 1995-
                                  1996 term.

       Randal Dean Lewis          Mr. Lewis is the Dean of the Business School at Sam      53       November
                                  Houston University and he has served in this capacity             1994
                                  since October 1995.  From 1987 to October 1995 Mr.
                                  Lewis was the Associate Dean and Professor of
                                  Marketing at Sam Houston State University.  Prior to
                                  1987, Mr. Lewis held a number of executive positions
                                  in the banking and finance industries.

       John F. Schwalbe           Mr. Schwalbe has been a Certified Public Accountant      53       November
                                  in private practice since 1978, with primary emphasis             1994
                                  on tax planning, consulting, and compliance.

                      MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended January 31, 1997, the Board of Directors of the Company held two meetings. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a Nominating Committee.

         AUDIT COMMITTEE. The Audit Committee, which is comprised of Messrs. Schwalbe, Lewis and Greve, held two meetings during the fiscal year ended January 31, 1997. Its functions are to: (1) recommend the appointment of independent public accountants; (2) review the scope of the audit by the independent public accountants; (3) review the independence of the independent public accountants; (4) consider the adequacy of the system of internal controls and review any proposed corrective actions; (5) review and monitor the Company's policies regarding business ethics and conflicts of interest; and (6) discuss with management and the independent public accountants the Company's draft of annual financial statements and key accounting and/or reporting matters.

         COMPENSATION COMMITTEE. The Compensation Committee, which is composed of Messrs. Schwalbe, Lewis and Greve, held two meetings during the fiscal year ended January 31, 1997. Its functions are to: (1) review the Company's general compensation strategy; (2) establish the salaries and bonuses of the Company's executive officers; and (3) review and administer the Company's 1994 Stock Option Plan.

         During the fiscal year ended January 31, 1997, no incumbent director attended less than 75% of the aggregate number of meetings of the Board of Directors and the total number of meetings of the committees on which he served.


                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth all compensation paid by the Company for the fiscal years ended January 31, 1995, 1996 and 1997 to the Chairman of the Board, Chief Executive Officer and President of the Company. No other executive officer of the Company received total salary and bonus that exceeded $100,000 during any of those fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                        ANNUAL COMPENSATION                    AWARDS
                                           -------------------------------------------     ----------------
                                           FISCAL YEAR                                       SECURITIES
                                             ENDED                                           UNDERLYING         ALL OTHER
 NAME AND PRINCIPAL POSITION               JANUARY 31        SALARY($)       BONUS($)      STOCK OPTIONS(#)   COMPENSATION($)
 ---------------------------               ----------       -----------     ----------     ----------------   ---------------

 Billy F. Mitcham, Jr. ...............         1997         $115,833       $38,670(2)            9,000             ---
   Chairman of the Board,                      1996          100,000        40,685(2)            9,000             ---
   President and Chief                         1995           72,000(1)        ---             116,000             ---
   Executive Officer


-------------

(1) Mr. Mitcham, Jr. opted to receive a lower salary in the fiscal year ended January 31, 1995 than he was entitled to under the terms of his previous employment agreement. Though not specifically stated in the employment agreement, Mr. Mitcham, Jr. felt the intent of the parties was that the increased salary would not be effective until the consummation of the Company's initial public offering, which occurred in January, 1995 (the "IPO"). The $28,000 of his salary that he opted not to receive was not deferred and will not be paid in a future year. As of February 1, 1995, Mr. Mitcham, Jr. began receiving his full salary under his previous employment agreement.

(2)      Bonus actually paid in the subsequent fiscal year.

         OPTION GRANTS. The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended January 31, 1997 to the Named Executive. The Company does not grant any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                     NUMBER OF               % OF TOTAL OPTIONS
                                     SECURITIES              GRANTED TO              EXERCISE
                                     UNDERLYING OPTIONS      EMPLOYEES               OR BASE        EXPIRATION
                 NAME                GRANTED (#)             IN 1997 FISCAL YEAR     PRICE($/SH)       DATE
                 ----                ------------------      -------------------     -----------   -------------
   Billy F. Mitcham, Jr. . . . . .   9,000(1)                    22%                  $5.75(1)     Aug. 14, 2006


-------------------------

    (1) Incentive stock option granted on August 14, 1996 under the 1994 Stock Option Plan. The option may be exercised to purchase the total number of shares on August 14, 1997. The option price was set at the fair market value of the Company's Common Stock. The fair market value of a share of the Company's Common Stock is the closing price at which the Common Stock was sold on the date of grant. To the extent the option is not vested on the optionee's retirement, death or disability, it is forfeited.

         OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table sets forth the year-end values of unexercised options held by the Named Executive at January 31, 1997. The Named Executive did not exercise any stock options in the 1997 fiscal year.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         JANUARY 31, 1997 OPTION VALUES

                                              NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                             UNDERLYING OPTIONS AT                    IN-THE-MONEY OPTIONS
                                              JANUARY 31, 1997(#)                    AT JANUARY 31, 1997($)
                                              -------------------                    ----------------------

                  NAME                 EXERCISABLE         UNEXERCISABLE        EXERCISABLE      UNEXERCISABLE
                  ----                 -----------         -------------        -----------      -------------
       Billy F. Mitcham, Jr....          125,000               9,000             $ 468,515(1)       $  25,875

----------------------

(1) Represents the difference between the closing price of the Company's Common Stock on January 31, 1997 ($8 5/8) and the exercise price of the options, multiplied by the number of shares represented by such options.

         EMPLOYMENT AGREEMENT. Billy F. Mitcham, Jr.'s employment agreement (the "Employment Agreement") with the Company is for a term of five years, beginning January 15, 1997, which term is automatically extended for successive one-year periods unless either party gives written notice of termination at least 30 days prior to the end of the current term. The Employment Agreement replaced his previous employment agreement. The Employment Agreement provides for an annual salary of $150,000 and a bonus at the discretion of the Board of Directors. It may be terminated prior to the end of the initial term or any extension thereof if Mr. Mitcham dies; if it is determined that Mr. Mitcham has become disabled (as defined); if Mr. Mitcham gives three months prior notice of resignation; if the Company gives Mr. Mitcham notice of termination "without cause"; or if the Board of Directors determines that Mr. Mitcham has breached the Employment Agreement in any material respect, has appropriated a material business opportunity of the Company or has engaged in fraud or dishonesty with respect to the Company's business or is convicted of or indicted for any felony criminal offense or any crime punishable by imprisonment. If Mr. Mitcham terminates his employment within 60 days following (i) a material reduction in his duties and responsibilities (without his consent) or (ii) a reduction in, or failure by the Company to pay when due, any portion of his salary, he will be entitled to payments equal to $450,000, payable ratably over the 24 months following such termination. For a period of two years after the termination of the Employment Agreement, Mr. Mitcham is prohibited from engaging in any business activities which are competitive with the Company's business and from diverting any of the Company's customers to a competitor. The Company has no employment agreements with any of its other executive officers.

         COMPENSATION OF DIRECTORS. The Company pays directors who are not employees of the Company $500 for every meeting attended and reimburses their expenses incurred in attending board and committee meetings. In addition, the 1994 Non-Employee Director Stock Option Plan (the "Director Plan") provides that each non-employee director will receive an option to purchase 1,000 shares of Common Stock upon becoming a director and on the date of each annual meeting of shareholders at which he is re-elected as a director. Accordingly, each non-employee director who is re-elected at the Annual Meeting will receive on that day an option to purchase 1,000 shares of Common Stock.

                              CERTAIN TRANSACTIONS


         Effective September 20, 1993, the Company and Billy F. Mitcham, Jr. entered into a Voting Agreement (the "Voting Agreement") with Billy F. Mitcham, Sr., Paul C. Mitcham and two trusts established for the benefit of Mr.
Mitcham, Jr.'s sons. Under the Voting Agreement, the holders of shares subject thereto have agreed that Mr. Mitcham, Jr. has the authority to vote an additional 359,490 shares of Common Stock, or 4.9% of the Company's outstanding Common Stock. Mr. Mitcham, Jr. has voting control of an aggregate of 923,062 shares, or 12.2%, of the Company's Common Stock, as of April 30, 1997. The Voting Agreement will terminate on the earlier of the agreement of the parties, the transfer by the parties thereto of their shares or the expiration of 25 years. See "Principal Holders of Securities and Security Ownership of Management."

         Since April 1994, the Company has engaged Billy F. Mitcham, Sr. as a consultant under a consulting agreement. Mr. Mitcham, Sr. has been involved in the energy industry since 1952 and was formerly the owner and the President of Mitcham Associates, Inc. which was also engaged in the leasing and sale of peripheral seismic equipment. Mr. Mitcham, Sr. has served as an industry expert and consultant for the Company since 1987 and was engaged on terms similar to those in his present consulting agreement during that time, though not pursuant to a written agreement. The agreement calls for monthly payments to Mr. Mitcham, Sr. of $5,500. The Company paid Mr. Mitcham, Sr. a total of $66,000 under the agreement in the 1997 fiscal year. The consulting agreement prohibits Mr. Mitcham, Sr. from providing consulting services to, and from contacting or soliciting in an effort to provide services to, any competitor of the Company for two years after the termination of his engagement. The current term of the agreement expires January 31, 1999, subject to earlier termination on the occurrence of certain stated events, and is renewable for successive one-year terms at the Company's option. The Company believes Mr. Mitcham, Sr. could successfully compete with the Company, given his contacts and extensive
knowledge of the seismic leasing industry.   For the above reasons, the Company
believes the terms of Mr. Mitcham, Sr.'s consulting agreement are no less favorable than could be obtained from an unaffiliated third party with similar experience.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

                 The Company's Audit Committee has selected Hein + Associates LLP as independent public accountants to examine the books, records and accounts of the Company for the fiscal year ended January 31, 1998. Hein + Associates LLP has served as the Company's independent public accountants since 1993. The Audit Committee has been advised that neither Hein + Associates LLP, nor any member thereof, has any direct financial interest in or any material indirect interest in the Company. Although the appointment of Hein + Associates LLP as the Company's independent public accountants does not require ratification by the Company's shareholders, the Board of Directors considers it appropriate to obtain such ratification. If the selection of Hein + Associates LLP is not approved by the shareholders, the Audit Committee will select other independent public accountants and may, in its discretion, submit its appointment to the shareholders for approval. It is expected that representative of Hein + Associates LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

         The persons named in the accompanying Proxy intend to vote such Proxy in favor of the ratification of the selection of Hein + Associates LLP unless a contrary choice is set forth therein.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SELECTION, BY THE AUDIT COMMITTEE OF THE COMPANY, OF HEIN + ASSOCIATES LLP AS INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT THE BOOKS, RECORDS AND ACCOUNTS OF THE COMPANY FOR THE FISCAL YEAR ENDED JANUARY 31, 1998.


                                 ANNUAL REPORT

         AN ANNUAL REPORT OF THE COMPANY SETTING FORTH THE COMPANY'S ACTIVITIES AND CONTAINING AUDITED FINANCIAL STATEMENTS OF THE COMPANY'S FINANCIAL POSITION AS OF THE CLOSE OF THE FISCAL YEAR ENDED JANUARY 31, 1997, ACCOMPANIES THIS PROXY STATEMENT. EXCEPT FOR THE FINANCIAL STATEMENTS INCLUDED IN THE ANNUAL REPORT THAT ARE SPECIFICALLY INCORPORATED BY REFERENCE HEREIN, THE ANNUAL REPORT IS NOT INCORPORATED IN THIS PROXY STATEMENT AND IS NOT TO BE DEEMED PART OF THIS PROXY SOLICITING MATERIAL. ADDITIONAL COPIES OF THE ANNUAL REPORT ARE AVAILABLE UPON REQUEST.


                                  FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JANUARY 31, 1997, AS FILED WITH THE SEC (EXCLUDING EXHIBITS), INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED IN WRITING TO THE SECRETARY, MITCHAM INDUSTRIES, INC., POST OFFICE BOX 1175, 44000 HIGHWAY 75 SOUTH, HUNTSVILLE, TEXAS 77342.


                                 OTHER MATTERS


         COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT. Section 16(a) of the Exchange Act requires the Company directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the SEC and Nasdaq. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of such forms and any amendments thereto furnished to the Company during the fiscal year ended January 31, 1997, the Company believes that there were no known failures to file or unreported transactions by Reporting Persons, except that Mr. Lewis made a late Form 5 filing reporting the exempt grant of options to him under the Director Plan.

         OTHER MATTERS. At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's 1998 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company not later than January 11, 1998, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

                                      By Order of the Board of Directors,



                                      Roberto Rios
                                      Secretary


Huntsville, Texas
May 12, 1997

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                            MITCHAM INDUSTRIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING TO BE HELD JUNE 11, 1997
        The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxies will vote FOR all nominees listed below, and the approval of independent public accountants. This proxy is solicited by the Board of Directors.
        1. ELECTION OF DIRECTORS -- Billy F. Mitcham, Jr., Gordon M. Greve, Randal Dean Lewis, Paul C. Mitcham, Roberto Rios, John F. Schwalbe and William J. Sheppard.
           [ ] Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

        -------------------------------------------------------------------

           [ ] Vote WITHHELD from nominees
        2. APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

                        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

           [ ] I plan to attend the meeting.

                    PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY, USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

    P
    R
    O
    X
    Y

--------------------------------------------------------------------------------

                            MITCHAM INDUSTRIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING TO BE HELD JUNE 11, 1997

     The undersigned appoints Billy F. Mitcham, Jr. and Roberto Rios, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Mitcham Industries, Inc. (the "Company") to be held
     June 11, 1997, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.
                                                Dated: ________________, 1997

                                                _____________________________
                                                         Signature

                                                _____________________________
                                                  Signature if held jointly

                                                THIS PROXY MUST BE SIGNED
                                                EXACTLY AS NAME APPEARS
                                                HEREON. Executors,
                                                administrators, trustees,
                                                etc., should give full
                                                title as such. If the
                                                signer is a corporation,
                                                please sign full corporate
                                                name by duly authorized
                                                officer. If signer is a
                                                partnership, please sign
                                                partnership name by
                                                authorized person.

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